Exhibit 10(i)

Date: May 28, 1998                         Contract No.: 101471

                    FTS - 1 SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY
(Transporter) and

NORTH SHORE GAS COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1.   AUTHORITY FOR TRANSPORTATION SERVICE:
     (284B = Section 311; 284G = Blanket)

     284G

2.   RATE SCHEDULE: Firm Transportation Service (FTS - 1)

3.   CONTRACT QUANTITIES:

     Primary Route- See Exhibit attached hereto

     Such contract quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4.   TERM OF AGREEMENT:

     Nov 01, 1998 to

     Oct 31, 2003

5.   RATES:

     Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise.


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Date: May 28, 1998                         Contract No.: 101471

     It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

6.   INCORPORATION BY REFERENCE:

     The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas
     Tariff are specifically incorporated herein by reference and made a part hereof.

7.   NOTICES:

     All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this
     Agreement:

     TRANSPORTER:

     ANR PIPELINE COMPANY
     500 Renaissance Center
     Detroit, Michigan 48243
     Attentions:    Gas Control (Nominations)
                    Volume Management (Statements)
                    Cash Control (Payments)
                    Customer Administration (All Other Matters)


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Date: May 28, 1998                         Contract No.: 101471



     SHIPPER:

     NORTH SHORE GAS COMPANY
     C/O PEOPLES GAS LIGHT & COKE
     130 E RANDOLPH 22ND FLR.
     CHICAGO, IL 60601-6207
     Attention:    JEROME SLECHTA

     Telephone:  312-240-4362
     Fax:  312-240-4211

     INVOICES AND STATEMENTS:

     NORTH SHORE GAS COMPANY
     C/O PEOPLES GAS LIGHT & COKE
     130 E RANDOLPH 23RD FLR.
     CHICAGO, IL 60601-6207
     Attention:    PATTY GARCIA

     Telephone: 312-240-4275
     Fax: 312-240-3865

     NOMINATIONS:

     NORTH SHORE GAS COMPANY
     C/O PEOPLES GAS LIGHT & COKE
     130 E RANDOLPH 22ND FLR.
     CHICAGO, IL 60601-6207
     Attention:    JEROME SLECHTA

     Telephone: 312-240-4362
     Fax: 312-240-4211


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Date: May 28, 1998                       Contract No.: 101471


     ALL OTHER MATTERS:

     NORTH SHORE GAS COMPANY
     C/O PEOPLES GAS LIGHT & COKE
     130 E RANDOLPH 22ND FLR.
     CHICAGO, IL 60601-6207
     Attention:    JEROME SLECHTA

     Telephone: 312-240-4362
     Fax: 312-240-4211



8    FURTHER AGREEMENT:

     A. For all quantities of gas transported on the Primary Route up to the Primary Route MDQ under this Agreement, Shipper will be charged a Reservation Charge of $0.10 per dth on a 100% load factor basis inclusive of Volumetric Buyout/Buydown, Dakota and Transition Costs. In addition, for all quantities of gas transported, Shipper will be charged the Minimum Commodity Charge, ACA and fuel. Shipper shall not be responsible for GRI surcharges, unless and to the extent that Transporter is required to collect and/or remit such charges to GRI.

     B. All quantities associated with Secondary Receipt Points, Secondary Delivery Points and Secondary Routes under this Agreement will be Maximum Tariff Rates plus all other related fees, surcharges and fuel unless mutually agreed to otherwise.

     C. The term of service under this Agreement shall begin on the later of November 1, 1998 or the date on which the Racine Lateral, as defined in the Letter Agreements dated September 25, 1997 and November 4, 1997, is placed into service.

     D. Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capacity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

         Shipper has advised Transporter of its desire to have Transporter act in such a capacity.


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Date: May 28, 1998                          Contract No.: 101471



               Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's Tariff.

          E. To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company".

9.   OPERATIONAL FLOW ORDERS:

     Shipper hereby guarantees to Transporter that each contract it has entered into in connection with the Gas to be transported under this Agreement contains a provision that permits Transporter to issue an effective Operational Flow
     Order pursuant to Section 8 of the General Terms and Conditions, of Transporter's FERC Gas Tariff.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: NORTH SHORE GAS COMPANY

By:   /s/ William E. Morrow

Title:     Vice President

Date:      June 29, 1998

TRANSPORTER: ANR PIPELINE COMPANY

By:   /s/ Richard H. Leehr

Title:     Vice President

Date:      7-16-98




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PRIMARY ROUTE EXHIBIT                     Contract No: 101471
  To Agreement Between                  Rate Schedule FTS-1
ANR PIPELINE COMPANY (Transporter)      Contract Date: May 28, 1998
AND NORTH SHORE GAS COMPANY (Shipper)  Amendment Date:

Receipt              Delivery         Annual   Winter  Summer
Number               Number           MDQ      MDQ     MDQ
Name                 Name             (DTH)    (DTH)   (DTH)


246067                               40000      0        0
WILL COUNTY INT     RACINE LATERAL
                    DELIVERY POINT
 FROM: Nov 01, 1998   TO: Oct 31, 2003



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